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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): September 6, 2005

                            COLLECTORS UNIVERSE, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Delaware                    0-27887                33-0846191
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  (State or other jurisdiction        (Commission             (IRS Employer
       of incorporation)              File Number)         Identification No.)

     1921 E. Alton Avenue, Santa Ana, California                  92705
     -------------------------------------------               ----------
       (Address of principal executive offices)                (Zip Code)

       Registrant's telephone number, including area code: (949) 567-1234

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01     REGULATION FD DISCLOSURE.

         On September 6, 2005, Collectors Universe, Inc. announced that it had acquired the company that owns and operates the Certified Coin Exchange (the "CCE"), which is a subscription-based, dealer-to-dealer Internet bid-ask market for third party certified coins. In connection with that acquisition, the Company also acquired certain assets used in connection with the management of CCE's operations. The aggregate purchase for CCE and those related assets totaled $2.18 million, which was paid in cash by the Company.

         A copy of the press release announcing the CCE acquisition is attached as Exhibit 99.1 to this Current Report.

         In accordance with General Instruction B-2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1 hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

         (c)    Exhibits.

                EXHIBIT NO.                      DESCRIPTION
                -----------   --------------------------------------------------
                   99.1       Press Release issued September 6, 2005 announcing
                              the acquisition by Collectors Universe, Inc. of Certified Coin Exchange

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                  COLLECTORS UNIVERSE, INC.


Dated: September 6, 2005                          By:  /s/ MICHAEL J. LEWIS
                                                       -------------------------
                                                       Michael J. Lewis,
                                                       Chief Financial Officer

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                                  EXHIBIT INDEX

                EXHIBIT NO.                      DESCRIPTION
                -----------   --------------------------------------------------
                   99.1       Press Release issued September 6, 2005 announcing
                              the acquisition by Collectors Universe, Inc. of Certified Coin Exchange